Taxation	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Taxation
14. Taxation
The Group’s tax charge is the sum of the total current and deferred tax expense.

Taxation charge based on profits for the year	2021 £m	2020 £m	2019 £m
UK current year charge	132	30	149

Rest of World current year charge	1,044	1,177	1,407

Charge/(credit) in respect of prior periods	172	66	(420)
Current taxation	1,348	1,273	1,136
Deferred taxation	(1,002)	(693)	(183)
	346	580	953
In 2021, GSK made payments of £114 million in UK corporation tax to HMRC. These amounts are for UK corporation tax only, and do not include the various other business taxes borne in the UK by GSK each year.
The deferred tax credits in each period reflect the origination of current year expenses where offset against taxable profits in future periods is probable. This relates primarily to the unwind of deferred tax liabilities on intangible assets, the recognition of current year tax losses and the reversal of other temporary differences. The deferred tax credit in 2021 also reflected the impact of the revaluation of deferred tax assets and liabilities following enactment of the increase in the headline rate of UK corporation tax from

19% to 25%.
Significant prior year credits in 2019 reflected the impact of the settlement of a number of open issues with tax authorities
.
The following table reconciles the tax charge calculated at the UK statutory rate on the Group profit before tax with the actual tax charge for the year.

Reconciliation of taxation on Group profits	2021 £m	2021%	2020 £m	2020%	2019 £m	2019%
Profit before tax	5,442		6,968		6,221

UK statutory rate of taxation	1,034	19.0	1,324	19.0	1,182	19.0

Differences in overseas taxation rates	419	7.7	552	7.9	667	10.7

Benefit of intellectual property incentives	(400)	(7.3)	(586)	(8.4)	(691)	(11.1)

R&D credits	(102)	(1.9)	(105)	(1.5)	(119)	(1.9)

Fair value remeasurement of non-taxable put options	15	0.3	(3)	(0.0)	(45)	(0.7)

Tax losses where no benefit is recognised	5	0.1	18	0.3	15	0.2

Permanent differences on disposals, acquisitions and transfers	(163)	(3.0)	(338)	(4.9)	68	1.1

Other permanent differences	74	1.4	98	1.4	119	1.9

Reassessments of prior year estimates	(172)	(3.2)	(228)	(3.3)	(364)	(5.9)

Changes in tax rates	(364)	(6.7)	(152)	(2.2)	121	2.0
Tax charge/tax rate	346	6.4	580	8.3	953	15.3
As a global healthcare company, we have a substantial business and employment presence in many countries around the world. The impact of differences in overseas taxation rates arose from profits being earned in countries with tax rates higher than the UK statutory rate, the most significant of which in 2021 were the US, Belgium, Germany, Italy and Japan. The adverse impact was partly offset by the benefit of intellectual property incentives such as the UK Patent Box and Belgian Patent Income Deduction regimes, which provide a reduced rate of corporation tax on profits earned from qualifying patents. We claim these incentives in the manner intended by the relevant statutory or regulatory framework.

In 2021, ‘Changes in tax rates’ included credits in relation to the enactment of the increase in the headline rate of UK corporation tax from 19% to 25% (effective 2023). In 2020, ‘Changes in tax rates’ included credits in relation to the UK, where a previously proposed reduction in the corporation tax rate from

19
% to
17
% was cancelled, and India, where the tax treatment of dividends changed with effect from 1 April 2020. The UK credit in 2020 partly reversed the expense in 2019 where a future benefit was provided at the formerly enacted corporation tax rate of
17
%.

Permanent differences on disposals, acquisitions and transfers in 2021 reflects tax credits arising on the transfer of intellectual property within the Group and in 2020 reflected the tax impact of the disposal of Horlicks and other Consumer Healthcare brands to, and subsequent disposal of shares received in, Hindustan Unilever.

The Group’s 2021 tax rate has also been influenced by the closure of open issues with tax authorities in various jurisdictions. The re-assessment
of prior year estimates includes both current and deferred tax.

Future tax charges, and therefore our effective tax rate, may be affected by factors such as acquisitions, disposals, restructurings, the location of research and development activity, tax regime reforms and resolution of open matters as we continue to bring our tax affairs up to date around the world.

Continued focus on tax reform is expected in 2022 and future years driven by the OECD’s project to address the tax challenges arising from the digitalisation of the economy. This may result in significant changes to established tax principles and an increase in tax authority disputes. In turn, this could adversely affect GSK’s effective tax rate or could result in higher cash tax liabilities
.

Tax on items charged to equity and statement of comprehensive income	2021 £m	2020 £m	2019 £m
Current taxation

Share-based payments	–	(14)	1

Defined benefit plans	–	(18)	16

Fair value movements on cash flow hedges	5	12	–

Fair value movements on equity investments	36	89	–

	41	69	17

Deferred taxation

Share-based payments	(11)	18	18

Defined benefit plans	223	(51)	173

Fair value movements on cash flow hedges	3	6	16

Fair value movements on equity investments	(167)	131	(95)

	48	104	112
Total credit to equity and statement of comprehensive income	89	173	129

All of the above items have been charged to the statement of comprehensive income except for tax on share-based payments.
Issues relating to taxation
The integrated nature of the Group’s worldwide operations involves significant investment in research and strategic manufacture at a limited number of locations, with consequential cross-border supply routes into numerous end-markets.
In line with current OECD guidelines, we base our transfer pricing policy on the arm’s length principle and support our transfer prices with economic analysis and reports. However, different tax authorities may seek to attribute further profit to activities being undertaken in their jurisdiction potentially resulting in double taxation. The Group also has open items in several jurisdictions concerning such matters as the deductibility of particular expenses and the tax treatment of certain business transactions. GSK applies a risk based approach to determine the transactions most likely to be subject to challenge and the probability that the Group would be able to obtain compensatory adjustments under international tax treaties.
The calculation of the Group’s total tax charge therefore necessarily involves a degree of estimation and judgement in respect of certain items whose tax treatment cannot be finally determined until resolution has been reached with the relevant tax authority or, as appropriate, through a formal legal process. At 31 December 2021 the Group had recognised provisions of £858 million in respect of such uncertain tax positions (2020 – £856 million) presented as current tax payables or as reductions in current tax recoverable assets. The net increase in recognised provisions during 2021 was driven by the reassessment of estimates and the utilisation of provisions for uncertain tax positions following the settlement of a number of open issues with tax authorities in various jurisdictions. Whilst the ultimate liability for such matters may vary from the amounts provided and is dependent upon the outcome of agreements with the relevant tax authorities, or litigation where appropriate, the Group continues to consider that it has made appropriate provision for periods which are open and not yet agreed by the tax authorities.
A provision for deferred tax liabilities of £204 million as at 31 December 2021 (2020 – £150 million) has been made in respect of taxation that would be payable on the remittance of profits by certain overseas subsidiaries. Whilst the aggregate amount of unremitted profits at the balance sheet date was approximately £15 billion (2020 – £17 billion), the majority of these unremitted profits would not be subject to tax (including withholding tax) on repatriation, as UK legislation relating to company distributions provides for exemption from tax for most overseas profits, subject to certain exceptions. Deferred tax is not provided on temporary differences of £831 million (2020 – £974 million) arising on unremitted profits as management has the ability to control any future reversal and does not consider such a reversal to be probable.
Movement in deferred tax assets and liabilities

	Accelerated capital allowances £m	Intangible assets £m	Contingent consideration £m	Intra-Group profit £m	Pensions & other post employment benefits £m	Tax losses £m	Share option and award schemes £m	Other net temporary differences £m	Total £m
At 1 January 2020	(242)	(4,192)	757	1,120	864	942	81	956	286

Exchange adjustments	(9)	41	–	(29)	4	(2)	(3)	(57)	(55)

Credit/(charge) to income statement	(45)	194	86	(67)	(44)	120	(5)	454	693

Credit/(charge) to statement of comprehensive income	–	–	–	–	50	–	(13)	(141)	(104)

Acquisitions / Disposals	–	(25)	–	–	–	–	–	–	(25)

R&D credits utilisation	–	–	–	–	–	–	–	(108)	(108)

At 31 December 2020	(296)	(3,982)	843	1,024	874	1,060	60	1,104	687

Exchange adjustments	17	(41)	–	6	(17)	(1)	–	–	(36)

Credit/(charge) to income statement	65	312	7	(31)	6	391	20	232	1,002

Credit/(charge) to statement of comprehensive income	–	–	–	–	(223)	–	11	164	(48)

Acquisitions / Disposals	3	–	–	–	–	–	–	(4)	(1)

R&D credits utilisation	–	–	–	–	–	–	–	58	58
At 31 December 2021	(211)	(3,711)	850	999	640	1,450	91	1,554	1,662
Deferred tax liabilities provided in relation to intangible assets predominately relate to temporary differences arising on assets and liabilities acquired as part of historic business combinations.
The Group continues to recognise deferred tax assets on future obligations in respect of contingent consideration amounts payable to minority shareholders. These payments are tax deductible at the point in time at which payment is made.
A deferred tax asset is recognised on intra-Group profits arising on inter-company inventory which are eliminated within the consolidated accounts. As intra-Group profits are not eliminated from the individual entities’ tax returns a temporary difference arises that will reverse at the point in time inventory is sold externally.
The deferred tax asset recognised on tax losses of £1,450
million (2020 – £
1,060
million) relates to trading losses. Such deferred tax assets are only recognised where it is probable that future taxable profit will be available to utilise losses, as supported by product level forecasts. Other net temporary differences included accrued expenses for which a tax deduction is only available on a paid basis.
Deferred tax asset
s
and liabilities are recognised on the balance sheet as follows:

	2021 £m	2020 £m
Deferred tax assets	5,218	4,287

Deferred tax liabilities	(3,556)	(3,600)

	1,662	687

		2021		2020

Unrecognised tax losses	Tax losses £m	Unrecognised deferred tax asset £m	Tax losses £m	Unrecognised deferred tax asset £m
Trading losses expiring:

Within 10 years	1,068	198	962	181

More than 10 years	390	62	414	51

Available indefinitely	200	43	265	47
At 31 December	1,658	303	1,641	279

Capital losses expiring:

Available indefinitely	2,356	557	2,287	419
At 31 December	2,356	557	2,287	419
Deferred tax assets are only recognised where it is probable that future taxable profit will be available to utilise losses.